Arbitral Award Against Venezuela Related to the Brisas Project: (Details Text) (USD $)	Dec. 31, 2014
Arbitral Award Against Venezuela Related to the Brisas Project: [Abstract]
Damages award	$ 713,000,000
Interest award	22,300,000
Legal costs award	5,000,000
Total award	740,300,000
Post award interest rate: Libor plus	2.00%
Post award interest earned per day	52,000
Company's requested award correction	50,000,000
Venezuela's requested award correction	361,000,000
Bonus % of the first $200 million collected	1.00%
Bonus % thereafter	5.00%
Maximum amount of proceeds noteholder entitled to	5.468%
Legal fees related to award Included in accounts payable	2,900,000
Additional legal fees due upon the collection of Award	$ 1,700,000